UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2012

Astrotech Corporation

(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 485-9530

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Director of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2012, John Porter was terminated as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Astrotech Corporation (the “Company”) and from all positions at subsidiaries of the Company.  As of the date of this report, no new compensatory or severance arrangements have been entered into in connection with Mr. Porter’s termination. Should any such arrangements be entered into in the future, the material terms of such arrangements will be disclosed in a subsequent filing.

On August 9, 2012, the Company also announced the appointment of Carlisle “Kirk” Kirkpatrick, 45, as Chief Financial Officer, Treasurer and Secretary of Astrotech Corporation, effective as of August 9, 2012. Mr. Kirkpatrick (i) is eligible to receive a cash and stock performance bonus to be determined by the Company’s compensation committee, based on the achievement of performance criteria established by the Company's compensation committee, and (ii) is entitled to participate in the Company's eligible customary health, welfare and fringe benefit plans.

From November 2010 to July 2012, Mr. Kirkpatrick served as a Managing Director of IncuHive, LLC, a business incubator focused on developing early and middle stage companies in the mobile commerce and risk solutions space. From November 2006 to November 2010, Mr. Kirkpatrick served as Executive Vice President and Chief Financial Officer of Authentium, Inc. In that capacity, Mr. Kirkpatrick was responsible for all aspects of the company's financial matters, including financial reporting and accounting, cash management and financing. From January 2001 to November 2006, Mr. Kirkpatrick served as Vice President, Corporate Development with Seisint, later acquired by LexisNexis Risk Solutions (a division of Reed Elsevier), and was responsible for the company's middle market M&A activities and FP&A group.  From July 1998 to January 2001, Mr. Kirkpatrick served as a Managing Principal and a founding member of Accenture’s venture capital group, which managed $500 million in partner capital and invested in over 100 high-tech companies worldwide.

Item 8.01

Other Events.

On August 9, 2012, the Company issued a press release regarding the matters described in this Current Report on Form 8-K, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release, dated August 9, 2012, issued by Astrotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2012	ASTROTECH CORPORATION.

	By:	/s/ Thomas B. Pickens III
Name:Thomas B. Pickens III
Title: Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press release, dated August 9, 2012, issued by Astrotech Corporation.	E